Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


                               HIGHLY CONFIDENTIAL

                                                                  EXHIBIT 10.30

                                                AMENDMENT #5 TO MASTER AGREEMENT

                                FOR VALUE ADDED SERVICES (BRAZIL) BY AND BETWEEN
      AOL BRASIL LTDA. AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.- EMBRATEL

         This Amendment (the "Amendment #5"), effective as of July 4, 2001 ("Amendment Date"), is entered into by and between AOL BRASIL LTDA, a Brazilian corporation headquartered at Avenida Industrial 600, 2o. Andar, Santo Andre, 08090-500, Sao Paulo-SP, registered with the Ministerio de Fazenda under number 03.032.579/0001-62, represented by its Director, Milton Da Rocha Camargo, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio de Fazenda under number 33.530.486/0001-29, represented by its Executive Account Manager Valdinei Camiel Rocha, and its Account Manager, Marcus Vinicius Leme Brisola Caseiro, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

         This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

1.  DEPLOYMENT PLAN

         1.1 Exhibit C of the Agreement is hereby amended by adding the following provisions, which shall terminate three (3) years after the effective date of this Amendment:

          -------- --------------------------------------- --------------------
          #        AOL DESIGNATED CITIES                         MODEMS
          -------- --------------------------------------- --------------------
          1.       BLUMENAU -SC                                  [ ** ]
          -------- --------------------------------------- --------------------
          2.       BOA VISTA - RR                                [ ** ]
          -------- --------------------------------------- --------------------
          3.       CASCAVEL - PR                                 [ ** ]
          -------- --------------------------------------- --------------------
          4.       CAXIAS DO SUL - RS                            [ ** ]
          -------- --------------------------------------- --------------------
          5.       CHAPECO - SC                                  [ ** ]
          -------- --------------------------------------- --------------------
          6.       CORUMBA - MS                                  [ ** ]
          -------- --------------------------------------- --------------------
          7.       CRICIUMA - SC                                 [ ** ]
          -------- --------------------------------------- --------------------
          8        GURUPI - TO                                   [ ** ]
          -------- --------------------------------------- --------------------
          9.       ITAJAI - SC                                   [ ** ]
          -------- --------------------------------------- --------------------
          10.      JL - PARANA - RO                              [ ** ]
          -------- --------------------------------------- --------------------
          11.      JOAO PRESSOA - PB                             [ ** ]
          -------- --------------------------------------- --------------------
          12.      LAGES - SC                                    [ ** ]
          -------- --------------------------------------- --------------------
          13.      LONDRINA - DR                                 [ ** ]
          -------- --------------------------------------- --------------------



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                               HIGHLY CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                                          Sao Paulo, July 4 2001

EMPRESA BRAS. TELECOMUNICACOES S/A               AOL BRASIL. LTDA
                  -EMBRATEL

By:  /s/ VALDINEL CAMIEL ROCHA                    By:  /s/ MILTON CAMARGO
     -----------------------------------------         -------------------------
            Valdinel Camiel Rocha                          Milton Camargo
       EXECUTIVE ACCOUNT MANGER                             DIRECTOR

By:  /s/ MARCUS VINICIUS LEMO BRISOLA CASEIRO
     ------------------------------------------
           Marcus Vinicius Lemo Brisola Caseiro
                    ACCOUNT MANAGER

WITNESSES:

By:  /s/ CRISTIANO ALMEIDA                             /s/ CARLA C. FERREIRA
     ------------------------------------------        ---------------------
        Cristiano Almeida                                  Carla C. Ferreira




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